MUNIHOLDINGS
                                                              FLORIDA INSURED
                                                              FUND

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              February 28, 1999

                        MuniHoldings Florida Insured Fund

The Benefits and Risks of Leveraging

MuniHoldings Florida Insured Fund has the ability to leverage to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Share holders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                            MuniHoldings Florida Insured Fund, February 28, 1999

DEAR SHAREHOLDER

For the six months ended February 28, 1999, the Common Shares of MuniHoldings Florida Insured Fund earned $0.460 per share income dividends, which included earned and unpaid dividends of $0.063. This represents a net annualized yield of 5.98%, based on a month-end per share net asset value of $15.50. Over the same period, the total investment return on the Fund's Common Shares was +1.76%, based on a change in per share net asset value from $16.03 to $15.50, and assuming reinvestment of $0.775 per share ordinary income dividends and $0.030 per share capital gains distributions.

For the six months ended February 28, 1999, the Fund's Preferred Shares had an average yield of 4.12% for Series A and 4.27% for Series B.

The Municipal Market Environment

During most of the six months ended February 28, 1999, fixed-income investors concentrated on the positive elements within the current economic framework. On an annual basis, US economic growth remained modest, although it strengthened somewhat in recent months. More important, continued weak foreign economic growth has been seen as preventing US growth from overheating and generating increased inflationary pressures. World commodity prices continued to decline to their lowest level in over a decade, reinforcing the extremely positive inflationary environment in the United States. Additionally, the Federal Reserve Board lowered short-term interest rates in September, October and November. These actions were taken both to ensure that US domestic economic growth would not be negatively impacted by weak foreign demand and that US financial markets would have adequate liquidity to offset deteriorating financial conditions in Asia, Russia and Brazil. Despite considerable volatility, such positive factors allowed long-term fixed-income interest rates to modestly decline into late January 1999. During the six-month period ended February 28, 1999, US Treasury bond yields declined almost 20 basis points (0.20%) to 5.09%, and long-term tax-exempt revenue bond yields fell approximately 10 basis points to 5.17%, as measured by the Bond Buyer Bond Revenue Index.

However, during February investors have developed a more negative bias toward both the prospects for US economic growth and long-term bond yields. Economic indicators released during February did not suggest that the US economy was materially stronger in February than it had been in January or even in late 1998. Inflationary measures, such as the consumer price index and the gross domestic product price deflator, have continued to suggest that domestic price pressures are nearly non-existent. The consensus among economists was that Federal Reserve Board Chairman Alan Greenspan's Humphrey Hawkins testimony emphasized that the balance between moderate economic growth and low inflation seen in recent quarters remains in place and that it was unlikely that the Federal Reserve Board would lower or raise short-term interest rates during 1999. However, investors largely chose to ignore these interpretations and began to anticipate that the Federal Reserve Board was likely to raise short-term interest rates sometime during 1999. Subsequently, fixed-income bond yields rose for the remainder of the month. In February, US Treasury bond yields rose almost 50 basis points to 5.57%, and long-term uninsured municipal revenue bond yields rose less than 15 basis points to end the month at 5.29%. During the February quarter, US Treasury bond yields rose 30 basis points, while long-term municipal bond yields rose less than 5 basis points, as measured by the Bond Buyer Revenue Index.

Throughout most of 1998, the municipal bond market's performance was impeded by a significant increase in annual new-issue supply. However, in recent months, the technical position of the tax-exempt market improved. This has led to the outperformance by long-term municipal bonds seen thus far in 1999. Over the last 12 months, more than $275 billion in new long-term tax-exempt bonds was underwritten, an increase of almost 16% compared to the same period a year ago. As municipal bond yields declined in recent years, it has taken increasingly lower bond yields to generate the cost savings necessary to refinance remaining higher-couponed debt. Consequently, the rate of increases in municipal bond issuance slowed dramatically in recent quarters. During the last six months, over $120 billion in new tax-exempt bonds was issued, a decrease of approximately 7% compared to the same period a year ago. During the quarter ended February 28, 1999, less than $60 billion in new long-term municipal bonds was underwritten, representing a decline of nearly 10% compared to the quarter ended February 28, 1998.

The pace of tax-exempt issuance slowed further in 1999. Year-to-date issuance was less than $33 billion, representing a decline of almost 25% compared to January 1998's volume. Additionally, investors received over $40 billion in coupon payments, maturities and proceeds from early redemptions in January and February. Consequently, investor demand has been strong in recent months, easily matching, if not at times exceeding, available supply. We will monitor this situation closely in the coming months to determine if the supply pressures exerted in 1998 are abating and fostering a more balanced supply/demand environment for 1999. Such an environment should allow the tax-exempt market's performance to more closely mirror that of its taxable counterpart.

Foreign investors have rarely been active investors in the tax-exempt bond market since they are unable to benefit from the inherent tax advantage of municipal securities. Consequently, the municipal bond market has not been able to benefit from the strong "flight to quality" demand enjoyed by US Treasury securities since late 1997. This inability has in large part resulted in significantly smaller declines in municipal bond yields compared to US Treasury securities. However, this has resulted in the opportunity to purchase tax-exempt securities with yields very close to or, in some instances, exceeding those of comparable US Treasury bonds. By February 28, 1999, long-term tax-exempt bond yields were at 95% of US Treasury bond yields. Municipal bond yield ratios have averaged approximately 92% for the last 12 months. During 1997, tax-exempt bond yield ratios averaged 84%. It is likely that the combination of the annual increase in new-issue volume and the "safe-haven" status of US Treasury securities drove municipal bond yield ratios to their present attractive levels. Should new volume decline and/or foreign financial markets regain stability in 1999, tax-exempt bond yield ratios could quickly return to their more historic levels (85% - 88%).

Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggests a relatively stable interest rate environment into early 1999. However, it is likely that foreign financial markets will again be a critical factor in determining US bond yields. While some Pacific Rim economies are expected to improve somewhat in 1999, the economies of Japan and much of Europe are unlikely to show much growth in the coming months. Also, economic problems in Russia and Brazil remain unresolved suggesting that additional shocks to the world's financial system are possible. On the other hand, the continued robustness of the US economy has led to some back up in interest rates. However, at present these factors suggest that there is little immediate risk of sustained significant increases in long-term bond yields.

Portfolio Strategy

During the six-month period ended February 28, 1999, we maintained our constructive portfolio strategy for MuniHoldings Florida Insured Fund. We believed that a continuation of current equity market turmoil would have a negative impact on economic growth, thereby constricting global inflation and forcing interest rates lower over the next several months. As this scenario came to pass, economic turmoil increased in various parts of the world, including Russia and Brazil. While the US economy performed much better than anticipated, inflation remained quite benign. Beginning in late January 1999, we shifted the Fund toward a more neutral position on interest rates. Consequently, we started to reduce our exposure to the long end of the municipal curve and placed an emphasis on municipal bonds in the 20-year sector as the yield differential started to narrow considerably. Looking ahead, we believe this strategy would enable the Fund to be less sensitive to any negative market movement should interest rates start to rise.

In Conclusion

We appreciate your ongoing interest in MuniHoldings Florida Insured Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert A. DiMella

Robert A. DiMella
Vice President and
Co-Portfolio Manager


/s/ Robert D. Sneeden

Robert D. Sneeden
Vice President and
Co-Portfolio Manager

March 31, 1999


                                      2 & 3

                            MuniHoldings Florida Insured Fund, February 28, 1999

PROXY RESULTS

During the six-month period ended February 28, 1999, MuniHoldings Florida Insured Fund Common Shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 16, 1998. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------
                                                                         Shares Voted              Shares Withheld
                                                                             For                     From Voting
------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Trustees:            Ronald W. Forbes              10,486,080                  193,565
                                            Cynthia A. Montgomery         10,487,960                  191,685
                                            Kevin A. Ryan                 10,484,413                  195,232
                                            Arthur Zeikel                 10,484,413                  195,232
------------------------------------------------------------------------------------------------------------------
                                                                         Shares Voted   Shares Voted  Shares Voted
                                                                             For           Against      Abstain
------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                      10,474,694        28,007      176,944
------------------------------------------------------------------------------------------------------------------

During the six-month period ended February 28, 1999, MuniHoldings Florida Insured Fund Preferred (Series A and B) Shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 16, 1998. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------
                                                                         Shares Voted              Shares Withheld
                                                                             For                     From Voting
------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Trustees: Ronald W. Forbes, Cynthia A.
   Montgomery, Charles C. Reilly, Kevin A. Ryan, Richard R. West and Arthur
   Zeikel as follows:
                                            Series A                           2,013                        0
                                            Series B                           1,681                        0
------------------------------------------------------------------------------------------------------------------
                                                                         Shares Voted   Shares Voted  Shares Voted
                                                                             For           Against      Abstain
------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent auditors for the current fiscal year as follows:
                                            Series A                           2,007             0            5
                                            Series B                           1,681             0            0
------------------------------------------------------------------------------------------------------------------

================================================================================

After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on MuniHoldings Florida Insured Fund's Board of Trustees. We are pleased to announce that Terry K. Glenn has been elected President and Trustee of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Trustees in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Trustees.

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                        S&P    Moody's     Face                                                                              Value
STATE                 Ratings  Ratings    Amount      Issue                                                                (Note 1a)
====================================================================================================================================
Florida--96.7%          AAA      Aaa     $ 1,500      Brevard County, Florida, School Board, COP, Series B, 5.50%
                                                      due 7/01/2021 (c)                                                    $   1,564
                        ------------------------------------------------------------------------------------------------------------
                                                      Broward County, Florida, HFA, M/F Housing Revenue Bonds
                                                      (Heron Pointe Apartments Project), AMT, Series A (d):
                        AAA      Aaa          800       5.65% due 11/01/2022                                                     828
                        AAA      Aaa        1,250       5.70% due 11/01/2029                                                   1,294
                        ------------------------------------------------------------------------------------------------------------
                        AAA      Aaa        1,650     Broward County, Florida, Professional Sports Facilities
                                                      Tax Revenue Bonds  (Civic Arena Project), Series A, 5.625%
                                                      due 9/01/2028 (b)                                                        1,735
                        ------------------------------------------------------------------------------------------------------------
                        NR*      Aaa        5,000     Clay County, Florida, HFA, Revenue Refunding Bonds, S/F Mortgage,
                                                      Multi-County, AMT, 5.45% due 4/01/2031 (e)(h)                            5,054
                        ------------------------------------------------------------------------------------------------------------
                        AAA      Aaa        2,500     Cocoa, Florida, Water and Sewer Revenue Improvement Bonds, 5.75%
                                                      due 10/01/2007 (f)(i)                                                    2,820
                        ------------------------------------------------------------------------------------------------------------
                        NR*      NR*        4,440     Collier County, Florida, IDA, IDR, Refunding (Southern States
                                                      Utilities), AMT,  6.50% due 10/01/2025                                   4,646
                        ------------------------------------------------------------------------------------------------------------
                        AAA      Aaa        2,000     Dade County, Florida, Aviation Revenue Bonds (Miami International
                                                      Airport), AMT,  Series B, 5.125% due 10/01/2022 (d)                      1,985
                        ------------------------------------------------------------------------------------------------------------
                        AAA      Aaa        6,500     Dade County, Florida, Aviation Revenue Bonds, Series B, 5.60%
                                                      due 10/01/2026 (b)                                                       6,845
                        ------------------------------------------------------------------------------------------------------------
                                                      Dade County, Florida, HFA, M/F Mortgage Revenue Bonds (Golden Lakes
                                                      Apartments Project), AMT, Series A:
                        NR*      NR*        1,335       5.95% due 11/01/2027                                                   1,399
                        NR*      NR*        1,445       6.05% due 11/01/2039                                                   1,514
                        ------------------------------------------------------------------------------------------------------------
                                                      Dade County, Florida, HFA, M/F Mortgage Revenue Bonds (Siesta Pointe
                                                      Apartments), AMT, Series A (d):
                        AAA      Aaa        1,225       5.65% due 9/01/2017                                                    1,268
                        AAA      Aaa        1,700       5.70% due 9/01/2022                                                    1,759
                        AAA      Aaa        1,890       5.75% due 9/01/2029                                                    1,956
                        ------------------------------------------------------------------------------------------------------------
                                                      Dade County, Florida, Water and Sewer System Revenue Bonds (i):
                        AAA      Aaa        1,885       5.375% due 10/01/2016                                                  1,973
                        AAA      Aaa       11,930       5.50% due 10/01/2025                                                  12,444
                        AAA      Aaa        5,000       5.25% due 10/01/2026                                                   5,122
                        ------------------------------------------------------------------------------------------------------------
                        NR*      Aaa        2,300     Duval County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                                                      5.30% due 4/01/2031 (e)(h)                                               2,325
                        ------------------------------------------------------------------------------------------------------------
====================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniHoldings Florida Insured Fund's port folio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

ACES(SM)       Adjustable Convertible Extendable Securities
AMT            Alternative Minimum Tax (subject to)
COP            Certificates of Participation
GO             General Obligation Bonds
HFA            Housing Finance Agency
IDA            Industrial Development Authority
IDR            Industrial Development Revenue Bonds
M/F            Multi-Family
RITR           Residual Interest Trust Receipts
S/F            Single-Family
VRDN           Variable Rate Demand Notes


                                      4 & 5

                            MuniHoldings Florida Insured Fund, February 28, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                        S&P    Moody's     Face                                                                              Value
STATE                 Ratings  Ratings    Amount      Issue                                                                (Note 1a)
====================================================================================================================================
Florida                                               Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding
(concluded)                                           Bonds, Multi-County Program, AMT (e)(h):
                        NR*      Aaa     $  2,780       5.20% due 4/01/2032 (b)                                            $   2,771
                        NR*      Aaa        2,500       Series C, 5.80% due 10/01/2019                                         2,589
                        ------------------------------------------------------------------------------------------------------------
                        NR*      Aaa       10,930     Florida HFA, RITR, Series 12, 8.32% due 7/01/2029 (g)                   12,014
                        ------------------------------------------------------------------------------------------------------------
                        AAA      Aaa        1,675     Florida HFA, Revenue Bonds (Mar Lago Village Apartments Project),
                                                      AMT, Series F, 5.90% due 12/01/2027 (c)                                  1,766
                        ------------------------------------------------------------------------------------------------------------
                                                      Florida Housing Finance Corporation Revenue Bonds (Homeowner
                                                      Mortgage), Series 1 (b):
                        AAA      Aaa        2,090       5.10% due 1/01/2013                                                    2,096
                        AAA      Aaa        2,715       5.10% due 7/01/2013                                                    2,723
                        ------------------------------------------------------------------------------------------------------------
                        AAA      Aaa        2,210     Florida Ports Financing Commission Revenue Bonds (State
                                                      Transportation Trust Fund), AMT, 5.375% due 6/01/2027 (b)                2,249
                        ------------------------------------------------------------------------------------------------------------
                        AA+      Aa2        1,000     Florida State, GO, Department of Transportation (Right of Way),
                                                      5.50% due 7/01/2021                                                      1,041
                        ------------------------------------------------------------------------------------------------------------
                                                      Florida State Mid-Bay Bridge Authority Revenue Bonds, Series A (c):
                        AAA      Aaa        3,400       5.45%** due 10/01/2022                                                   999
                        AAA      Aaa        5,000       5.45%** due 10/01/2023                                                 1,391
                        ------------------------------------------------------------------------------------------------------------
                                                      Florida State Turnpike Authority, Turnpike Revenue Bonds, Series A (d):
                        AAA      Aaa        4,420       5% due 7/01/2019                                                       4,420
                        AAA      Aaa        4,645       5% due 7/01/2020                                                       4,633
                        ------------------------------------------------------------------------------------------------------------
                        AAA      Aaa        1,500     Fort Myers, Florida, Improvement Revenue Refunding Bonds,
                                                      Series A, 5% due 12/01/2022 (c)                                          1,496
                        ------------------------------------------------------------------------------------------------------------
                        A-       Baa1       5,500     Highlands County, Florida, Health Facilities Authority Revenue Bonds
                                                      (Adventist Health Systems), 5.25% due 11/15/2028                         5,331
                        ------------------------------------------------------------------------------------------------------------
                        AAA      Aaa        5,700     Hillsborough County, Florida, Aviation Authority, Revenue Refunding
                                                      Bonds (Tampa International Airport), Series B, 5.125%
                                                      due 10/01/2017 (c)                                                       5,767
                        ------------------------------------------------------------------------------------------------------------
                        AAA      Aaa        3,000     Hillsborough County, Florida, Port District Special Revenue
                                                      Refunding Bonds (Tampa Port Authority), AMT, 6% due 6/01/2020 (d)        3,205
                        ------------------------------------------------------------------------------------------------------------
                        NR*      Aaa       11,015     Hillsborough County, Florida, School Board, COP, RITR, Series 31,
                                                      7.32% due 12/01/2028 (g)                                                11,702
                        ------------------------------------------------------------------------------------------------------------
                        NR*      Aaa        2,415     Homestead, Florida, Water and Wastewater Revenue Refunding Bonds,
                                                      5.25% due 10/01/2027 (c)                                                 2,474
                        ------------------------------------------------------------------------------------------------------------
                        AAA      Aaa        1,660     Jacksonville, Florida, Capital Improvement Revenue Refunding Bonds
                                                      (Stadium Project), 4.75% due 10/01/2025 (c)                              1,588
                        ------------------------------------------------------------------------------------------------------------
                        AA-      A1         2,000     Lakeland, Florida, Electric and Water Revenue Bonds,
                                                      5.50% due 10/01/2026                                                     2,092
                        ------------------------------------------------------------------------------------------------------------
                        AAA      Aaa        5,540     Lakeland, Florida, Hospital System Revenue Refunding Bonds
                                                      (Lakeland Regional Medical Center), 5% due 11/15/2022 (b)                5,460
                        ------------------------------------------------------------------------------------------------------------
                                                      Leon County, Florida, School Board, COP, Master Lease Program (b):
                        AAA      Aaa        2,460       5.125% due 7/01/2017                                                   2,503
                        AAA      Aaa        1,000       5.125% due 7/01/2022                                                   1,004
                        ------------------------------------------------------------------------------------------------------------
                        AAA      Aaa        1,000     Manatee County, Florida, School Board, COP,
                                                      6.125% due 7/01/2006 (b)(f)                                              1,149
                        ------------------------------------------------------------------------------------------------------------
                        AAA      Aaa        3,665     Martin County, Florida, Health Facilities Authority, Hospital
                                                      Revenue Bonds (Martin  Memorial Medical Center Project),
                                                      Series A, 5.375% due 11/15/2024 (b)                                      3,753
                        ------------------------------------------------------------------------------------------------------------
                        AAA      Aaa        6,810     Miami-Dade County, Florida, Professional Sports Franchise
                                                      Facility Revenue Refunding Bonds, 5% due 10/01/2023 (b)                  6,791
                        ------------------------------------------------------------------------------------------------------------
                        NR*      Aaa        5,000     Miami-Dade County, Florida, Public Service Tax Revenue Bonds
                                                      (UMSA Public Improvements), 5% due 10/01/2023 (d)                        4,986
                        ------------------------------------------------------------------------------------------------------------
                                                      Miami-Dade County, Florida, Special Obligation Revenue Bonds,
                                                      Sub-Series B (b):
                        AAA      Aaa       15,000       5.66%** due 10/01/2033                                                 2,297
                        AAA      Aaa       10,885       5.66%** due 10/01/2034                                                 1,575
                        AAA      Aaa       16,340       5.61%** due 10/01/2035                                                 2,235
                        AAA      Aaa        5,000       5% due 10/01/2037                                                      4,916
                        ------------------------------------------------------------------------------------------------------------
                        AAA      Aaa        4,000     North Broward, Florida, Hospital District Improvement Revenue
                                                      Refunding Bonds, 5.375% due 1/15/2024 (b)                                4,091
                        ------------------------------------------------------------------------------------------------------------
                        AAA      Aaa        3,340     Okaloosa County, Florida, Gas District Revenue Refunding Bonds,
                                                      Gas Systems, Series A, 5.625% due 10/01/2023 (b)                         3,549
                        ------------------------------------------------------------------------------------------------------------
                        AAA      NR*        1,000     Orange County, Florida, HFA, M/F Revenue Bonds (Metro Place
                                                      Apartments), AMT, Series A, 5.35% due 10/01/2023 (h)                     1,013
                        ------------------------------------------------------------------------------------------------------------
                        NR*      Aaa       10,000     Orange County, Florida, School Board, COP, Refunding Bonds,
                                                      Series A, 5.375% due 8/01/2022 (b)                                      10,264
                        ------------------------------------------------------------------------------------------------------------
                        AAA      Aaa        5,000     Orange County, Florida, Tourist Development Tax Revenue
                                                      Refunding Bonds, 5.125% due 10/01/2021 (b)                               5,031
                        ------------------------------------------------------------------------------------------------------------
                        AAA      Aaa        6,000     Orlando and Orange County Expressway Authority, Florida,
                                                      Expressway Revenue Refunding Bonds (Junior Lien),
                                                      5% due 7/01/2028 (i)                                                     5,963
                        ------------------------------------------------------------------------------------------------------------
                        NR*      Aaa        1,500     Pinellas County, Florida, HFA, S/F Housing Revenue Bonds,
                                                      Multi-County Program, Series A-1, 5.30% due 9/01/2030 (e)(h)             1,516
                        ------------------------------------------------------------------------------------------------------------
                        AAA      Aaa        5,000     Port Saint Lucie, Florida, Utility Revenue Refunding and
                                                      Improvement Bonds, Series A, 5.125% due 9/01/2027 (b)                    5,034
                        ------------------------------------------------------------------------------------------------------------
                        AAA      Aaa        7,095     Saint John's County, Florida, IDA, IDR (Golf Hall of Fame Project),
                                                      5.875% due 9/01/2023 (b)                                                 7,631
                        ------------------------------------------------------------------------------------------------------------
                        AAA      Aaa        5,000     Sarasota County, Florida, Public Hospital Board, Revenue Refunding
                                                      Bonds (Sarasota Memorial Hospital), Series B,
                                                      5.25% due 7/01/2024 (b)                                                  5,171
                        ------------------------------------------------------------------------------------------------------------
                        AAA      Aaa        2,750     South Miami, Florida, Health Facilities Authority, Hospital Revenue
                                                      Refunding Bonds (Baptist Health System Obligation Group),
                                                      5.50% due 10/01/2020 (b)                                                 2,843
                        ------------------------------------------------------------------------------------------------------------
                        AAA      Aaa       10,000     St. Petersburg, Florida, Excise Tax Revenue Refunding Bonds,
                                                      5.15% due 10/01/2013 (i)                                                10,248
                        ------------------------------------------------------------------------------------------------------------
                        AAA      Aaa        1,800     Tampa Bay, Florida, Water Utility System Revenue Refunding Bonds,
                                                      Series A, 4.75% due 10/01/2027 (i)                                       1,719
                        ------------------------------------------------------------------------------------------------------------
                        AAA      Aaa        7,500     Tampa, Florida, Sports Authority Revenue Bonds, Sales Tax Payments
                                                      (Stadium Project), 5.25% due 1/01/2027 (b)                               7,673
                        ------------------------------------------------------------------------------------------------------------
                                                      Tampa, Florida, Utility Tax Improvement Revenue Bonds:
                        AAA      NR*        3,300       5.13%** due 10/01/2016 (c)                                             1,379
                        AAA      NR*        5,600       5% due 10/01/2019 (d)                                                  5,600
                        ------------------------------------------------------------------------------------------------------------
                        AAA      Aaa        7,250     Tampa-Hillsborough County, Florida, Expressway Authority, Revenue
                                                      Refunding Bonds, 5% due 7/01/2027 (c)                                    7,206
                        ------------------------------------------------------------------------------------------------------------
                        AAA      Aaa        6,875     Village Center Community Development District, Florida, Recreational
                                                      Revenue Refunding Bonds, Series A, 5% due 11/01/2021 (b)                 6,856
                        ------------------------------------------------------------------------------------------------------------
                        AAA      Aaa        5,000     Winter Haven, Florida, Utility System Revenue Refunding and
                                                      Improvement Bonds, 4.75% due 10/01/2028 (b)                              4,771
                        ------------------------------------------------------------------------------------------------------------


                                      6 & 7

                            MuniHoldings Florida Insured Fund, February 28, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                        S&P    Moody's     Face                                                                              Value
STATE                 Ratings  Ratings    Amount      Issue                                                                (Note 1a)
====================================================================================================================================
Illinois--3.2%          AAA      Aaa     $  6,825     Chicago, Illinois, Water Revenue Refunding Bonds,
                                                      5.25% due 11/01/2027 (i)                                             $  6,891
                        ------------------------------------------------------------------------------------------------------------
                        A1+      VMIG1+     1,900     Illinois Health Facilities Authority, Revenue Refunding Bonds
                                                      (University of Chicago Hospitals), VRDN, 3.25% due 8/01/2026 (a)(b)     1,900
====================================================================================================================================
Louisiana--1.6%         NR*      VMIG1+     4,400     Louisiana State Offshore Term Authority, Deepwater Port Revenue
                                                      Refunding Bonds (Loop Inc.), ACES, 1st Stage, 3.20% due 9/01/2006 (a)   4,400
====================================================================================================================================
Nevada--1.8%            AAA      Aaa        4,900     Nevada State, GO (Municipal Bond Bank Projects 66 & 67), Series A,
                                                      5% due 5/15/2028 (i)                                                    4,796
====================================================================================================================================
Texas--0.1%             A1+      NR*          400     Harris County, Texas, Health Facilities Development Corporation,
                                                      Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN,
                                                      3.25% due 12/01/2025 (a)                                                  400
====================================================================================================================================
                        Total Investments (Cost--$275,262)--103.4%                                                          281,492
                        Liabilities in Excess of Other Assets--(3.4%)                                                        (9,364)
                                                                                                                           --------
                        Net Assets--100.0%                                                                                 $272,128
                                                                                                                           ========
====================================================================================================================================

               (a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 1999.
               (b)    MBIA Insured.
               (c)    AMBAC Insured.
               (d)    FSA Insured.
               (e)    GNMA Collateralized.
               (f)    Prerefunded.
               (g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 1999.
               (h)    FNMA Collateralized.
               (i)    FGIC Insured.
               *      Not Rated.
               ** Represents a zero coupon bond; the interest rate shown is the effective yield at time of purchase by the Fund.
               +      Highest short-term rating by Moody's Investors Service,
                      Inc.

               See Notes to Financial Statements.

================================================================================
Quality Profile

The quality ratings of securities in the Fund as of February 28, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ..........................................................       95.1%
AA/Aa ............................................................        1.1
A/A ..............................................................        2.1
NR (Not Rated) ...................................................        2.8
Other+ ...........................................................        2.3
--------------------------------------------------------------------------------

+     Temporary investments in short-term municipal securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of February 28, 1999
====================================================================================================================================
Assets:        Investments, at value (identified cost--$275,261,803) (Note 1a)..........                               $281,492,185
               Cash.....................................................................                                    845,749
               Interest receivable......................................................                                  4,180,057
               Prepaid expenses and other assets........................................                                     12,233
                                                                                                                       ------------
               Total assets.............................................................                                286,530,224
                                                                                                                       ------------
====================================================================================================================================
Liabilities:   Payables:
                 Securities purchased...................................................       $ 14,177,156
                 Investment adviser (Note 2)............................................            106,604
                 Offering costs (Note 1e)...............................................             54,000
                 Dividends to shareholders (Note 1f)....................................             30,195              14,367,955
                                                                                               ------------
               Accrued expenses and other liabilities...................................                                     34,416
                                                                                                                       ------------
               Total liabilities........................................................                                 14,402,371
                                                                                                                       ------------
====================================================================================================================================
Net Assets:    Net assets...............................................................                               $272,127,853
                                                                                                                       ============
====================================================================================================================================
Capital:       Capital Shares (unlimited number of shares of beneficial interest authorized) (Note 4):
                 Preferred Shares, par value $.10 per share (4,190 shares of AMPS*
                 issued and outstanding  at $25,000 per share liquidation preference)..                                $104,750,000
                 Common Shares, par value $.10 per share (10,798,052 shares issued and
                 outstanding) ..........................................................       $  1,079,805
               Paid-in capital in excess of par.........................................        159,650,433
               Undistributed investment income--net ....................................          1,079,856
               Accumulated realized capital losses on investments--net .................           (662,623)
               Unrealized appreciation on investments--net .............................          6,230,382
                                                                                               ------------
               Total capital-- Equivalent to $15.50 net asset value of Common Share
                 (market price-- $15.4375) .............................................                                167,377,853
                                                                                                                       ------------
               Total capital............................................................                               $272,127,853
                                                                                                                       ============
====================================================================================================================================

               *     Auction Market Preferred Shares.

               See Notes to Financial Statements.


                                      8 & 9

                            MuniHoldings Florida Insured Fund, February 28, 1999

STATEMENT OF OPERATIONS

                     For the Six Months Ended February 28, 1999
====================================================================================================================================
Investment           Interest and amortization of premium and discount earned...........                               $  7,142,799
Income (Note 1d):
====================================================================================================================================
Expenses:            Investment advisory fees (Note 2)..................................       $    753,140
                     Commission fees (Note 4)...........................................            126,858
                     Accounting services (Note 2).......................................             48,629
                     Professional fees..................................................             35,310
                     Transfer agent fees................................................             18,183
                     Printing and shareholder reports...................................             11,841
                     Custodian fees.....................................................             10,138
                     Trustees' fees and expenses........................................              8,768
                     Listing fees.......................................................              7,657
                     Pricing fees.......................................................              5,057
                     Other..............................................................             12,531
                                                                                               ------------
                     Total expenses before reimbursement................................          1,038,112
                     Reimbursement of expenses (Note 2).................................            (56,711)
                                                                                               ------------
                     Total expenses after reimbursement.................................                                    981,401
                                                                                                                       ------------
                     Investment income--net ............................................                                  6,161,398
                                                                                                                       ------------
====================================================================================================================================
Realized &           Realized gain on investments--net..................................                                  1,405,993
Unrealized           Change in unrealized appreciation on investments--net..............                                 (2,374,745)
Gain (Loss)                                                                                                            ------------
On Investments       Net Increase in Net Assets Resulting from Operations...............                               $  5,192,646
--Net (Notes                                                                                                          ============
1b, 1d & 3):
====================================================================================================================================

                     See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               For the Six           For the Period
                                                                                               Months Ended          Sept. 26, 1997
                     Increase (Decrease) in Net Assets:                                       Feb. 28, 1999         to Aug. 31, 1998
====================================================================================================================================
Operations:          Investment income--net.............................................       $  6,161,398            $ 11,552,061
                     Realized gain on investments--net..................................          1,405,993               2,950,478
                     Change in unrealized appreciation on investments--net..............         (2,374,745)              8,605,127
                                                                                               ------------            ------------
                     Net increase in net assets resulting from operations...............          5,192,646              23,107,666
                                                                                               ------------            ------------
====================================================================================================================================
Dividends and        Investment income--net:
Distributions to       Common Shares ...................................................         (5,020,343)             (7,624,987)
Shareholders           Preferred Shares.................................................           (809,613)             (3,178,660)
(Note 1f):           Realized gain on investments--net:
                       Common Shares....................................................         (3,648,692)                     --
                       Preferred Shares.................................................         (1,370,402)                     --
                                                                                               ------------            ------------
                     Net decrease in net assets resulting from dividends and
                     distributions to shareholders .....................................        (10,849,050)            (10,803,647)
                                                                                               ------------            ------------
====================================================================================================================================
Beneficial           Net proceeds from issuance of Common Shares........................                 --             161,250,000
Interest             Proceeds from issuance of Preferred Shares.........................                 --             104,750,000
Transactions         Value of shares issued to Common Shareholders in reinvestment of
(Notes 1e & 4):      dividends and distributions .......................................            518,200                 127,870
                     Offering costs resulting from the issuance of Common Shares........                 --                (340,658)
                     Offering and underwriting costs resulting from the issuance of
                     Preferred Shares ..................................................                 --                (925,179)
                                                                                               ------------            ------------
                     Net increase in net assets derived from beneficial interest
                     transactions ......................................................            518,200             264,862,033
                                                                                               ------------            ------------
====================================================================================================================================
Net Assets:          Total increase (decrease) in net assets............................         (5,138,204)            277,166,052
                     Beginning of period................................................        277,266,057                 100,005
                                                                                               ------------            ------------
                     End of period*.....................................................       $272,127,853            $277,266,057
                                                                                               ============            ============
====================================================================================================================================
                     *Undistributed investment income--net..............................       $  1,079,856            $    748,414
                                                                                               ============            ============
====================================================================================================================================

                     +     Commencement of operations.

                     See Notes to Financial Statements.


                                    10 & 11

                            MuniHoldings Florida Insured Fund, February 28, 1999

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios
                     have been derived from information provided
                     in the financial statements.                                               For the Six         For the Period
                                                                                               Months Ended         Sept. 26, 1997+
                     Increase (Decrease) in Net Asset Value:                                  Feb. 28, 1999        to Aug. 31, 1998
====================================================================================================================================
Per Share            Net asset value, beginning of period...............................       $   16.03               $   15.00
Operating                                                                                      ---------               ---------
Performance:         Investment income--net.............................................             .58                    1.08
                     Realized and unrealized gain (loss) on investments--net............            (.09)                   1.08
                                                                                               ---------               ---------
                     Total from investment operations...................................             .49                    2.16
                                                                                               ---------               ---------
                     Less dividends and distributions to Common Shareholders:
                       Investment income--net...........................................            (.47)                   (.71)
                       Realized gain on investments--net................................            (.34)                     --
                                                                                               ---------               ---------
                     Total dividends and distributions to Common Shareholders...........            (.81)                   (.71)
                                                                                               ---------               ---------
                     Capital charge resulting from issuance of Common Shares............              --                    (.03)
                                                                                               ---------               ---------
                     Effect of Preferred Share activity:++
                       Dividends and distributions to Preferred Shareholders:
                         Investment income--net.........................................            (.08)                   (.30)
                         Realized gain on investments--net..............................            (.13)                     --
                       Capital charge resulting from issuance of Preferred Shares.......              --                    (.09)
                                                                                               ---------               ---------
                     Total effect of Preferred Share activity...........................            (.21)                   (.39)
                                                                                               ---------               ---------
                     Net asset value, end of period.....................................       $   15.50               $   16.03
                                                                                               =========               =========
                     Market price per share, end of period..............................       $ 15.4375               $ 14.8125
                                                                                               =========               =========
====================================================================================================================================
Total Investment     Based on market price per share....................................            9.68%+++                3.47%+++
Return:**                                                                                      =========               =========
                     Based on net asset value per share.................................            1.76%+++               11.97%+++
                                                                                               =========               =========
====================================================================================================================================
Ratios to Average    Expenses, net of reimbursement.....................................             .72%*                   .54%*
Net Assets:***                                                                                 =========               =========
                     Expenses...........................................................             .76%*                   .75%*
                                                                                               =========               =========
                     Investment income--net.............................................            4.50%*                  4.70%*
                                                                                               =========               =========
====================================================================================================================================
Supplemental         Net assets, net of Preferred Shares, end of period (in thousands)..       $ 167,378               $ 172,516
Data:                                                                                          =========               =========
                     Preferred Shares outstanding, end of period (in thousands).........       $ 104,750               $ 104,750
                                                                                               =========               =========
                     Portfolio turnover.................................................           57.45%                 101.89%
                                                                                               =========               =========
====================================================================================================================================
Leverage:            Asset coverage per $1,000..........................................       $   2,598               $   2,647
                                                                                               =========               =========
====================================================================================================================================
Dividends            Series A--Investment income--net...................................       $     187               $     753
Per Share on                                                                                   =========               =========
Preferred Shares     Series B--Investment income--net...................................       $     199               $     764
Outstanding:                                                                                   =========               =========
====================================================================================================================================

               *     Annualized.
               **    Total investment returns based on market value, which
                     can be significantly greater or lesser than the net
                     asset value, may result in substantially different
                     returns. Total investment returns exclude the effects
                     of sales loads.
               ***   Do not reflect the effect of dividends to Preferred
                     Shareholders.
               +     Commencement of operations.
               ++    The Fund's Preferred Shares were issued on October
                     16, 1997.
               +++   Aggregate total investment return.

                     See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings Florida Insured Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund will determine and make available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MFL. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to


                                    12 & 13

                            MuniHoldings Florida Insured Fund, February 28, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

(or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses -- Direct expenses relating to the public offering of the Fund's Common and Preferred Shares were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's port folio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares. For the six months ended February 28, 1999, FAM earned fees of $753,140, of which $56,711 was voluntarily waived.

During the period September 26, 1997 to August 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $785,625 in connection with the issuance of the Fund's Preferred Shares.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 1999 were $163,443,928 and $155,888,652, respectively.

Net realized gains for the six months ended February 28, 1999 and net unrealized gains as of February 28, 1999 were as follows:

--------------------------------------------------------------------------------
                                                Realized              Unrealized
                                                  Gains                  Gains
--------------------------------------------------------------------------------
Long-term investments.....................     $1,405,993             $6,230,382
                                               ----------             ----------
Total.....................................     $1,405,993             $6,230,382
                                               ==========             ==========
--------------------------------------------------------------------------------

As of February 28, 1999, net unrealized appreciation for Federal income tax purposes aggregated $6,230,382, all of which related to appreciated securities. The aggregate cost of investments at February 28, 1999 for Federal income tax purposes was $275,261,803.

4. Beneficial Interest Transactions:

The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of capital without approval of holders of Common Shares.

Common Shares

Shares issued and outstanding for the six months ended February 28, 1999, increased by 33,181 as a result of dividend reinvestment. Shares issued and outstanding for the period September 26, 1997 to August 31, 1998, increased by 10,750,000 from shares sold and by 8,204 as a result of dividend reinvestment.

Preferred Shares

Auction Market Preferred Shares ("AMPS") are shares of Preferred Shares of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at February 28, 1999 were as follows: Series A, 3.16% and Series B, 3.00%.

Shares issued and outstanding during the six months ended February 28, 1999 remained constant and for the period ended September 26, 1997 to August 31, 1998 increased by 4,190 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended February 28, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $128,369 as commissions.

5. Subsequent Event:

On March 8, 1999, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.063233 per share, payable on March 30, 1999 to shareholders of record as of March 24, 1999.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of the Fund's Common Shares, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests, and this could hurt the Fund's investment returns.


                                    14 & 15

Officers and Trustees

Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President
  and Treasurer
Patrick D. Sweeney, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents:

Common Shares:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:

IBJ Whitehall Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol

MFL

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings Florida Insured Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Shares by issuing Preferred Shares to provide the Common Share holders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings Florida Insured Fund
Box 9011
Princeton, NJ
08543-9011                                                       #HOLDFL -- 2/99

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